Exhibit 10.36

FORM OF JAGUAR ANIMAL HEALTH, INC. NOTE EXERCISE AMENDMENT AND CONVERSION AGREEMENT

WHEREAS, pursuant to a December 23, 2014 Note and Warrant Purchase Agreement (the “Purchase Agreement”), Jaguar Animal Health, Inc., a Delaware corporation (the “Company”) issued to the undersigned holder (“Holder”) a Convertible Promissory Note (“Note”);

WHEREAS, Holder and the Company desire to amend all Notes issued to all holders (collectively, the “Holders”) pursuant to the Purchase Agreement (collectively, the “Notes”) with respect to each such Holder’s right to elect to convert his Note upon the “Company’s IPO” (as defined in the Note), to facilitate the Company’s IPO;

WHEREAS, Section 6.(g) of the Notes provides that all Notes may be amended or modified, and the obligations of the Company and the rights of each Holder under the Notes may be waived, amended or terminated, upon the written consent of the Company and the Holders of a majority of principal then outstanding under all Notes;

NOW THEREFORE, the undersigned Holder and the Company hereby agree as follows:

1.                                      The following sentence is hereby added at the end of Section 1(a) under all Notes:

“Notwithstanding anything to the contrary under this Section 1(a), Holder may elect in writing with written notice to the Company given prior to the Company’s IPO and on, or prior to, March 27, 2015, to convert effective as of the Company’s IPO all principal under this Note at the Conversion Price of $5.60 per share, as adjusted for any dividends, stock splits, recapitalizations, reclassifications, or combination of shares.”

2.                                      To facilitate and in consideration of the Company’s IPO, Holder hereby irrevocably elects and agrees with no further consent required by Holder to convert all principal under Holder’s Note in the principal amount set forth below effective immediately as of consummation of the Company’s IPO.

The undersigned have executed this Note Exercise Amendment and Conversion Agreement effective as of March       , 2015.

Holder: (Principal Amount $ )

(Print Name)

By:
(Signature)

(Print Name and Title)

Company

By:
(Signature)

(Print Name and Title)